UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 16, 2004


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number)


          DELAWARE                                         36-3449727
(State or other Jurisdiction                            (I.R.S. Employer
     of Incorporation)                                 Identification No.)


                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)



                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         On March 16, 2004, Northern States Financial Corporation (the "Company") announced that it was in discussions with the state banking regulators, the Illinois Office of Banks and Real Estate (the "OBRE"), regarding possible adjustments to its allowance for loan and lease losses as of December 31, 2003, arising out of a recently completed routine bank regulatory examination. These discussions, which are ongoing, may result in an additional provision for loan and lease losses during the fourth quarter 2003. The Company cannot at this time reasonably estimate the amount of additional provisions, if any, that it may determine appropriate to record. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release relating to these discussions.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          NORTHERN STATES FINANCIAL CORPORATION


Date:  March 16, 2004                     By: /s/ Thomas M. Nemeth
                                              ----------------------------------
                                              Thomas M. Nemeth
                                              Vice President and Treasurer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1              Press release dated March 16, 2004.

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